IDT Corporation

May, 2016

Safe Harbor Statement

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Market & Financial Snapshot

IDT Corporation

Industries	Telecom; Transaction and Payment Services
Ticker	NYSE: IDT
Stock Price[1]	$15.57
Shares Outstanding	22.9 MM
Market Cap[1]	$357 MM
Cash, cash equivalents, and marketable securities[2,3]	$146 MM
Total long term liabilities[3]	$2 MM
Revenue (TTM)[4]	$1,563 MM
Adjusted EBITDA (TTM)[4]	$51 MM
EPS fully diluted (TTM)[4]	$0.43
Cash Provided by Operating Activities (TTM)[4]	$35 MM
CapEx (TTM)[4]	$24 MM
Quarterly dividend[5]	$0.19
Dividend Yield[1]	4.9%
Fiscal Year End	July 31st

[1] *Closing price on May 6, 2016*

[2] *Excludes restricted cash and cash equivalents*

[3] *As of January 31, 2016*

[4] *TTM - Twelve months ended January 31, 2016*

[5] *IDT declared $0.19 distributions for the first and second quarters of FY 2016*

Business Overview

IDT Telecom

- Retail communication and payment services targeted to foreign-born communities, under-banked consumers and small businesses primarily via flagship Boss Revolution™ brand
- Wholesale termination of international long distance calls for telecoms globally

ZEDGE™

- Global leader in mobile phone personalization
- Top 30 free app on Google Play* for last 5 years
- Over 200 MM installs - predominantly on Android™ & iOS™



ZEDGE
Wallpapers
Live Wallpapers
Ringtones
Notifications
Games

*Google Play is a trademark of Google Inc.

IDT – Creating Shareholder Value

Record of Value Creation for IDT Shareholders Since January 1, 2010

IDT Class C common stock share price at January 1, 2010	$4.85
IDT Class B common stock share price[1]	$15.57
IDT common stock dividends paid (2010-April, 2016)	$5.26
One share of Genie Energy Class B common stock (NYSE: GNE) via spin-off in 2011[1]	$8.04
Genie Energy common stock dividends paid (2010-April, 2016)	$0.48
One half share Straight Path Communications Class B common stock via spin-off in 2013[1]	$19.91
Total Value at May 6, 2016	$49.26
Compound Annual Growth Rate (2010-May, 2016)	44%

[1] Share price at close on May 6, 2016

Investment Thesis

IDT Telecom

- Core Boss Revolution voice service targeted to underserved, underbanked foreign born and first generation immigrants
- Diversification into international money transfer and other synergistic payment and non-voice communication services

Upside Potential from Zedge

- Majority stake in Zedge, a massively popular app for personalization of mobile devices
- IDT intends to spin off Zedge to IDT stockholders in 2016

Other Significant Assets

- Real Estate
- NOL's

Dividend Yield

- Quarterly dividend of $0.19 per share
- Supported by strong free cash flow

IDT Telecom

Annual Revenue by Product Category


$42
$216
$710
$582
Retail Communications
Wholesale Termination Services
Payment Services
Other

Millions of USD
Twelve months ended January 31, 2016

The Transformation at IDT Telecom

From Prepaid Calling Cards....
to Boss Revolution

- Leveraging mobile
- Electronic distribution nationwide to ethnic retail network
- Multiple services, single brand
- Unified platform
- Pricing transparency

Telecom – Retail

Boss Revolution Value Proposition

Consumers

- Convenient PIN-less dialing
- One-touch dialing through the app
- Cash based
- No service charges – no breakage
- Reloadable
- One platform -- multiple products

Retailers

- Stickiness
- No investment of working capital
- No shelf space
- Lifetime commission
- One platform -- multiple products

IDT

- Identifiable customer base
- Stickiness
- Single brand
- Direct, targeted communications to customers and retailers
- Diversification to payment services
- No inventory
- Mostly prepaid, minimizing credit risk

Telecom – Boss Revolution

Boss Revolution Has Replaced Traditional Calling Cards



Traditional calling card revenue
Boss Revolution PIN-less revenue
(U.S. Revenue)
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16

Platform for Communication and Payment Services


11:02 AM
BOSS
REVOLUTION
THE INTERNATIONAL
CALLING REVOLUTION
STARTS HERE!!

- Over 6.5 billion minutes TTM
- Synergistic payment services:
  - International and domestic air-time top-up
  - International money transfer
  - Domestic bill payment
  - Virtual gift cards
- OTT Messaging to come in CY 2016

Telecom – Retail / Boss Revolution

Robust Foreign Born Penetration*


Guatemala
Honduras
Nigeria
Dominican Republic
Haiti
Ecuador
El Salvador
Peru
Jamaica
0%
20%
40%
60%
80%

* Boss Revolution PIN-less customers as percent of foreign born US population as of April, 2016

Telecom – Wholesale Termination

Leverages Retail Traffic in Wholesale Market

FIGURE 4
Traffic Volumes of Major Carriers, 2007-2014



Tata
Orange
BICS
KPN/iBasis
IDT
Telecom Italia
Deutsche Telekom
Verizon
Vodafone
Total Traffic (billions of minutes)
60
50
40
30
20
10
0
2007
2008
2009
2010
2011
2012
2013
201

Notes: Pre-2013 data for Vodafone, which reflect the combined traffic of Vodafone and the former Cable & Wireless Communications, are not available.

Source: TeleGeography

© 2015 PriMetrica, Inc.

- Carries international long distance calls on behalf of other telecom providers
- Retail minutes create reciprocal "buy and sell" opportunities
- IDT Telecom the largest US based carrier

IDT is 7th largest carrier globally

Telecom – Payment Services

Synergistic payment services include:

International Money Transfer

BOSS REVOLUTION™ MONEY TRANSFER

- Market opportunity: Annual remittances from US total ~ $50 billion. Over half of foreign-born Hispanics in US routinely remit.


EVERY TIME
YOU SEND MONEY
NEW
SOMETHING
GOOD HAPPENS
With a free call to greet
and confirm the transfer
BOSS
REVOLUTION
MONEY TRANSFER

- Began gradual roll-out in 2013
- Current focus on 10 states including TX, FL and IL
- Leverages Boss Revolution platform and distribution network
- Domestic origination network of over 700 installed agents
- Disbursement network: over 65,000 locations in 46 countries
- Expect to become EBITDA accretive FY 2018

International Money Transfer

Early Effort Focused on 10 States
Scalable Growth Potential


International Money Transfer Growth
2014 - April, 2016
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
900
800
700
600
500
400
300
200
100
J F M A M J J A S O N D J F M A M J J A S O N D J F M A
Transactions
U.S. Agents (Installed)

Appendix – Current Financials

IDT Corporation

Balance Sheet

As of January 31, 2016
(USD in millions)

Assets		Liabilities and Equity	
Cash and marketable securities	146.3	Accounts payable and accrued expenses	150.9
Restricted cash and cash equivalents	88.8	Deferred revenue	86.3
Trade accounts receivable, net	55.4	Customer deposits	85.1
Receivable from sale of interest in Fabrix Systems Ltd.	3.7	Other current liabilities	4.1
Prepaid expenses	13.8	Total current liabilities	326.4
Other current assets	15.5		
Total current assets	323.5	Other liabilities	1.8
		Total liabilities	328.2
Plant, property and equipment	90.4		
Intangible assets and goodwill	14.5	Noncontrolling interests	0.9
Investments	11.3	Shareholders' equity	126.8
Deferred income tax, net - long term	8.7	Total liabilities & equity	455.9
Other assets	7.5		
Total assets	455.9		

Appendix – IDT Current Financials

Profit & Loss

(USD in millions)	3Q15	4Q15	1Q16	2Q16	TTM*
Revenue	383.9	405.8	390.6	382.5	1,562.8
Direct Cost of Revenue	316.5	339.3	324.5	319.7	1,300.0
Gross Profit	67.4	66.5	66.1	62.8	262.8
Gross Margin %	17.6%	16.4%	16.9%	16.4%	16.8%
SG&A	53.8	54.1	53.1	51.1	212.1
SG&A %	14.0%	13.3%	13.6%	13.4%	13.6%
Adjusted EBITDA	13.6	12.4	13.0	11.7	50.7
Income from Operations	2.5	7.2	7.9	6.4	24.0
EPS (fully diluted)	0.02	0.05	0.18	0.18	0.43

*Twelve months ended January 31, 2016

Non-GAAP Reconciliation

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA and Gross Profit which are non-GAAP measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA and Gross Profit are measures that provide useful information to both management and investors by excluding certain revenues, expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA and Gross Profit, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA and Gross Profit to evaluate operating performance in relation to IDT's competitors. Disclosure of these financial measures may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA and Gross Profit as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense, other operating losses, and subtract other operating gains.

IDT's measure of Gross Profit consists of revenues less direct cost of revenue, which does not include any allocation of depreciation and amortization.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2016 and 2015 periods.

(continued on next page)

Non-GAAP Reconciliation

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

Severance expense is also excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating gains (losses), which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. From time-to-time, IDT will select and incubate promising early stage businesses outside of its core business for eventual sale or spin-off to its stockholders.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA and Gross Profit should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurements of Adjusted EBITDA and Gross Profit may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA and Gross Profit to the most directly comparable GAAP measure for IDT on a consolidated basis.

Non-GAAP Reconciliation

Reconciling Gross Profit and Adjusted EBITDA to Income from Operations (TTM)

Gross Profit (slide #17)

	3Q15	4Q15	1Q16	2Q16	TTM*
Gross Profit	67,421,355	66,485,566	66,067,362	62,729,709	262,703,992
SG&A	53,791,599	54,055,389	53,089,545	51,052,477	211,989,010
D&A	4,617,283	4,955,402	5,052,456	4,972,654	19,597,795
Severance	6,226,234	237,713	-	-	6,463,947
Other gains	(316,609)	-	-	(325,741)	(642,350)
Income from operations	2,469,629	7,237,061	7,925,361	6,378,838	24,010,889

** Twelve months ended January 31, 2016*

Adjusted EBITDA (slides #3 and #17)

	3Q15	4Q15	1Q16	2Q16	TTM*
Adjusted EBITDA	13,629,755	12,430,177	12,977,817	11,677,233	50,714,982
D&A	4,617,283	4,955,402	5,052,456	4,972,654	19,597,795
Severence	6,226,234	237,713	-	-	6,463,947
Other gains	(316,609)	-	-	(325,741)	(642,350)
Income from operations	2,469,629	7,237,061	7,925,361	6,378,838	24,010,889

** Twelve months ended January 31, 2016*

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net